EXHIBIT 10.22

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of December 30, 1998, among DRYPERS CORPORATION, a Delaware corporation (the "BORROWER"), the bank or banks listed on the signature pages hereof (collectively, the "BANKS"), BANKBOSTON, N.A., a national banking association, individually and as agent for itself and the other Banks and as issuer of Letters of Credit (in its capacity as agent, the "AGENT").


                                R E C I T A L S:

      A. The Agent, the Borrower and the Banks have entered into that certain Credit Agreement dated as of April 1, 1998 (as amended by a certain First Amendment to Credit Agreement dated September 9, 1998, and as the same may hereafter be amended, modified, or supplemented from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks established a revolving credit facility for the Borrower in an amount not to exceed $50,000,000.

      B. The Borrower has requested the Agent or its Affiliates to provide additional financing to the Borrower or one or more Restricted Subsidiaries separate and apart from the Commitments under the Credit Agreement, which the Agent or such Affiliates are willing to do, provided that the Borrower's obligations with respect to such additional financing are secured by the Collateral.

      C. The Borrower, the Agent and the Banks desire to amend the Credit Agreement as set forth herein.

                             A G R E E M E N T S:

      NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks and the Agent agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1       DEFINITIONS.   Unless  otherwise   specified   herein,
terms defined in the Credit Agreement have the same meaning when used herein.


                                   ARTICLE II

                                   AMENDMENTS

      Section 2.1 AMENDMENT TO DEFINITION OF OBLIGATIONS. Effective as of the date hereof, the definition of "Obligations" appearing in SECTION 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
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            "OBLIGATIONS" means all obligations, indebtedness, and liabilities of the Borrower to the Agent, the Affiliates of the Agent and the Banks, or any of them, whether arising pursuant to any of the Loan Documents or in connection with any other transaction or agreement, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several (including, without limitation, all of the Borrower's contingent reimbursement obligations in respect of Letters of Credit, Guarantees and Hedging Obligations), and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

      Section 2.2 AMENDMENT TO SCHEDULE 8.14. Effective as of the date hereof,
Schedule 8.14 of the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit 1 attached to this Amendment.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

      Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

                  (1) RESOLUTIONS. Resolutions of the Board of Directors of the
            Borrower certified by its secretary or an assistant secretary which authorize the execution, delivery and performance by the Borrower of this Amendment and any other Loan Documents executed and/or delivered in connection herewith;

                  (2) INCUMBENCY CERTIFICATE. A certificate of incumbency
            certified by the secretary or an assistant secretary of the Borrower certifying the names of the officers of the Borrower who are authorized to sign this Amendment and any other Loan Documents executed and/or delivered in connection herewith, together with specimen signatures of such officers;

                  (3) GOVERNMENTAL CERTIFICATES. Certificates of the appropriate governmental officials of the jurisdiction of incorporation of the Borrower as to the existence and good standing of the Borrower, each dated a current date;

                  (4) OPINION OF COUNSEL. A favorable opinion of Fulbright &
            Jaworski, L.L.P., legal counsel to the Borrower, as to such matters as the Agent may reasonably request; and

                  (5) ADDITIONAL INFORMATION. Such additional documents,
            instruments and information as the Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

            (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made
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      on the date hereof, except for such representations and warranties as are limited by their express terms to a specific date.

            (c) No Default shall have occurred and be continuing.

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be reasonably satisfactory to the Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE IV

                                    CONSENTS

      Section 4.1 CONSENT TO MEXICAN RESTRUCTURING. The Borrower has restructured its Mexican operations as follows: (i) the Borrower formed a new Subsidiary, Drypers Holding de Mexico SRL de CV ("DRYPERS HOLDING"), which acquired a 99% permanent capital interest and a 100% variable capital interest in Drypers Mexico SA de CV ("DRYPERS MEXICO"), (ii) Drypers Limited retained a 99% permanent capital interest in Drypers Mexico, and a .91% variable capital interest therein, (iii) Drypers Holding formed two new Subsidiaries, Commercializadora y Distribuidora Drypers de Mexico SRL de CV ("COMMERCIALIZADORA") and Drypers Servicios de Mexico SRL de CV ("Servicios"), and obtained a 99% permanent capital interest therein, as well as a 99.089% variable capital interest in Drypers Mexico, and (iv) Drypers Limited acquired a minority interest of 1% in Drypers Holding and (v) the Borrower acquired or retained 1% minority interests in Commercializadora, Servicios and Drypers Mexico (such transactions described in clauses (i) through (v) above being hereinafter referred to as the "MEXICAN Restructuring"). Pursuant to Sections 10.3, 10.5, 10.6, 10.7 and 10.14 of the Credit Agreement, the Borrower has requested that the Agent consent to the Mexican Restructuring. Subject to the conditions described in SECTION 4.2 below, the Agent hereby consents to the Mexican Restructuring and agrees that such transactions shall not constitute a breach or violation of the Credit Agreement. The consent granted herein is limited to the Mexican Restructuring, and nothing contained herein shall be construed as a consent by the Agent or the Banks with respect to any other transaction.

      Section 4.2 CONDITIONS TO CONSENT. The consent to the Mexican Restructuring granted under SECTION 4.1 above is subject to compliance with the following conditions:

            (a) The original share certificates (and accompanying stock powers duly executed in blank) of Drypers Holding, Commercializadora and Servicios, issued to the Borrower in connection with the Mexican Restructuring, but in any event not exceeding 65% of the issued and outstanding capital stock of Drypers Holding, shall be promptly delivered to the Agent pursuant to the Borrower Pledge Agreement;

            (b) Drypers Holding shall promptly execute and deliver to the Agent a Negative Pledge Agreement in the form of Exhibit "G" to the Credit Agreement; and

            (c) Drypers Limited shall deliver a new Schedule I to the Negative Pledge Agreement of Drypers Limited which reflects its ownership of one-percent (1%) of Drypers Holding.
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                                    ARTICLE V

                RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      Section 5.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent, and the Banks agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      Section 5.2 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Banks that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and in each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except for such representations and warranties as are limited by their express terms to a specific date; (c) no Default has occurred and is continuing,(d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby and the other Loan Documents to which it is a party; (e) as a result of the amendment to the definition of "Obligations" set forth in Section 2.1 hereof, the Collateral secures, among other things, all obligations, indebtedness and liabilities of the Borrower to any Affiliate of the Agent; and (f) none of the transactions effectuated by the Mexican Restructuring constitutes a breach or violation of, or a default under, the Indenture.


                                   ARTICLE VI

                                  MISCELLANEOUS

      Section 6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any Loan Documents furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent and the Banks to rely upon them.

      Section 6.2 REFERENCES. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

      Section 6.3 EXPENSES OF THE AGENT. As provided in the Credit Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of the Agent's
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legal counsel, and all costs and expenses incurred by the Agent and the Banks in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and reasonable fees of legal counsel for the Agent and, at any time following and during the continuance of an Event of Default, of legal counsel to each Bank.

      Section 6.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 6.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      Section 6.6 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original. In making proof of this instrument, it shall not be necessary for any party to account for all counterparts, and it shall be sufficient for any party to produce but one such counterpart bearing the signatures of all parties hereto.

      Section 6.7 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 6.8 PARTIES BOUND. This Amendment is binding upon and shall inure to the benefit of the Agent, the Banks and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and all of the Banks.

      Section 6.9 ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWER:

                                    DRYPERS CORPORATION


                                    By: /s/ JONATHAN P. FOSTER
                                      Name: Jonathan P. Foster
                                      Title:CPO & Executive Vice President

                                                       AGENT AND
                                    BANKS:

                                    BANKBOSTON, N.A., as Agent and as a Bank


                                     By: /s/ RANDALL A. PARRISH
                                      Name: Randall A. Parrish
                                      Title: Vice President